UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 29, 2015

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FLUIDIGM CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Shoreline Court, Suite 100
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 266-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08	Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events

2015 Annual Meeting of Stockholders; Date for Submission of Stockholder Proposals

Fluidigm Corporation (the “Company”) currently intends to hold its annual meeting of stockholders on Wednesday, July 29, 2015 (the “2015 Annual Meeting”). The exact time and location of the 2015 Annual Meeting will be specified in the Company’s proxy statement for the 2015 Annual Meeting.

Because the expected date of the 2015 Annual Meeting represents a change of more than 30 calendar days from the date of the anniversary of the Company’s 2014 annual meeting of stockholders, the Company is affirming the deadline for receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. In order to be considered timely, such proposals must be received in writing by the Company’s Corporate Secretary at the Company’s principal executive offices at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080 by the close of business on Monday, June 8, 2015. Such proposals also must comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials and other applicable laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: May 29, 2015	By:	/s/ Gajus V. Worthington
Gajus V. Worthington President and Chief Executive Officer